Exhibit No. 4.1

SEVENTH SUPPLEMENTAL INDENTURE

dated as of January 15, 2019

among

K. HOVNANIAN ENTERPRISES, INC.

HOVNANIAN ENTERPRISES, INC.

The Other Guarantors Party Hereto

and

WILMINGTON TRUST, NATIONAL ASSOCIATION

as Trustee and Collateral Agent

____________________________

10.500% Senior Secured Notes due 2024

THIS SEVENTH SUPPLEMENTAL INDENTURE (this “Seventh Supplemental Indenture”), entered into as of January 15, 2019 (the “Additional Securities Issue Date”), among K. Hovnanian Enterprises, Inc., a California corporation (the “Issuer”), Hovnanian Enterprises, Inc. (the “Company”), each of the other guarantors listed on Schedule I hereto (the “Subsidiary Guarantors” and, together with the Company, the “Guarantors”) and Wilmington Trust, National Association, a national banking association, as Trustee (the “Trustee”) and as Collateral Agent (the “Collateral Agent”).

RECITALS

WHEREAS, the Issuer, the Company, the subsidiary guarantors party thereto, the Trustee and the Collateral Agent entered into an indenture, dated as of July 27, 2017 (as amended and supplemented to the date hereof, the “Indenture”), providing for the issuance of the Issuer’s 10.500% Senior Secured Notes due 2024 (the “Notes”), initially in the aggregate principal amount of $400,000,000 (the “Initial Notes”);

WHEREAS, the issuance and sale of Additional Notes in the aggregate principal amount of $25,000,000 (the “Additional Securities”) and the execution and delivery of this Seventh Supplemental Indenture have been authorized by resolutions adopted by the Board of Directors of the Issuer and all things necessary to make this Seventh Supplemental Indenture a valid agreement of the Issuer, in accordance with its terms, have been done, and the Issuer has done all things necessary to make the Additional Securities, when duly issued and executed by the Issuer and authenticated and delivered by the Trustee, the valid obligations of the Issuer as hereinafter provided;

WHEREAS, the guarantees of the Additional Securities and the execution and delivery of this Seventh Supplemental Indenture by the Company and the Subsidiary Guarantors have been duly authorized by the Boards of Directors of the Company and such Subsidiary Guarantors (or the ultimate managing member or sole member of such Subsidiary Guarantors, as applicable) and all things necessary to make this Seventh Supplemental Indenture a valid agreement of each Guarantor, in accordance with its terms, have been done, and each Guarantor has done all things necessary to make the Guarantees of the Additional Securities when duly issued and executed by each Guarantor and when the Additional Securities have been duly issued and executed by the Issuer and have been authenticated and delivered by the Trustee, the valid obligation of such Guarantor as hereinafter provided;

WHEREAS, Sections 2.2 and 9.1 of the Indenture provide that the Issuer, the Company, the Subsidiary Guarantors, the Trustee and the Collateral Agent are authorized to execute and deliver this Seventh Supplemental Indenture to provide for the issuance of the Additional Securities without notice to or the consent of any Holder;

WHEREAS, the Issuer and the Company have complied with all conditions precedent provided for in the Indenture relating to this Seventh Supplemental Indenture;

WHEREAS, the Additional Securities and the Notes shall vote together and shall be treated as a single class for all purposes under the Indenture (as supplemented by this Seventh Supplemental Indenture), including, without limitation, waivers, amendments, redemptions and offers to purchase. However, the Additional Securities are being issued with original issue discount for U.S. federal income tax purposes and therefore will not be fungible with the Initial Notes at any time; and

WHEREAS, the Issuer and the Company have requested that the Trustee and the Collateral Agent execute and deliver this Seventh Supplemental Indenture.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Issuer, the Company, the Subsidiary Guarantors, the Trustee and the Collateral Agent mutually covenant and agree for the equal and ratable benefit of the holders of the Additional Securities as follows:

Section 1. Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.

Section 2. The following terms relating to the Additional Securities are hereby established:

The aggregate principal amount of the Additional Securities that may be authenticated and delivered under this Seventh Supplemental Indenture shall be $25,000,000.

The issue price of the Additional Securities shall be 85.393% of the aggregate principal amount of the Additional Securities and the issuance date of the Additional Securities shall be the Issue Date. The date from which interest shall accrue on the Additional Securities shall be January 15, 2019. The Additional Securities shall have the other terms set forth in the form of global note attached hereto as Exhibit A and shall be issued as one or more Global Notes separate from the Global Notes in respect of the Initial Notes.

The Additional Securities shall (i) be Additional Notes constituting and being treated as a single class with the Initial Notes for all purposes of the Indenture, including, without limitation, waivers, amendments, redemptions and offers to purchase and (ii) be issued with original issue discount for U.S. federal income tax purposes, will have a different CUSIP number from that of the Initial Notes and will not be fungible with the Initial Notes at any time.

The Additional Securities shall be considered Additional Notes issued pursuant to Section 2.2 of the Indenture.

Section 3. The Additional Securities and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit A attached hereto. The Additional Securities shall be executed on behalf of each of the Issuer, the Company and the Subsidiary Guarantors and authenticated by the Trustee pursuant to Section 2.2 of the Indenture.

Section 4. The Issuer and each Guarantor shall take all appropriate steps to cause the Liens on the Collateral to be perfected Pari Passu Liens (subject to Permitted Liens) with respect to the Additional Securities, pursuant to, and to the extent required by, the Security Documents and the Indenture as supplemented by this Seventh Supplemental Indenture. Without limiting the generality of the foregoing, within 145 days following the Additional Securities Issue Date, the Issuer and each Guarantor shall execute and deliver to the Trustee, and cause to be recorded, one or more mortgage amendments or modifications in any jurisdiction where local counsel in such jurisdiction advises that without recording amendments or modification in the real property records, the Additional Securities will not be secured by the existing mortgage(s) recorded in such jurisdiction. Neither the Trustee nor the Collateral Agent shall be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest.

Section 5. This Seventh Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Section 6. This Seventh Supplemental Indenture may be signed in various counterparts which together will constitute one and the same instrument.

Section 7. This Seventh Supplemental Indenture is an amendment supplemental to the Indenture (as amended and supplemented to the date hereof) and the Indenture and this Seventh Supplemental Indenture will henceforth be read together.

Section 8. Except as expressly provided herein, all of the terms, provisions and conditions of the Indenture and the Notes shall remain in full force and effect.

Section 9. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Seventh Supplemental Indenture or for or in respect of the Recitals contained herein, all of which are made solely by the Issuer, the Company and each of the Subsidiary Guarantors.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Seventh Supplemental Indenture to be duly executed as of the date first above written.

K. HOVNANIAN ENTERPRISES, INC.

By:	/s/ J. Larry Sorsby
	Name:	J. Larry Sorsby
	Title:	Executive Vice President and Chief Financial Officer

HOVNANIAN ENTERPRISES, INC.

By:	/s/ J. Larry Sorsby
	Name:	J. Larry Sorsby
	Title:	Executive Vice President and Chief Financial Officer

K. HOV IP, II, Inc.

By:	/s/ David Bachstetter
	Name:	David Bachstetter
	Title:	Chief Executive Officer and Treasurer

On behalf of each of the entities listed on Schedule I hereto

By:	/s/ J. Larry Sorsby
	Name:	J. Larry Sorsby
	Title:	Executive Vice President and Chief Financial Officer

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Nedine P. Sutton
	Name:	Nedine P. Sutton
	Title:	Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Nedine P. Sutton
	Name:	Nedine P. Sutton
	Title:	Vice President

SCHEDULE I

Subsidiary Guarantors

Legal Entity Name	State of Formation
K. HOVNANIAN AT 240 MISSOURI, LLC	AZ
K. HOVNANIAN AT AIRE ON MCDOWELL, LLC	AZ
K. HOVNANIAN AT CATANIA, LLC	AZ
K. HOVNANIAN AT GALLERY, LLC	AZ
K. HOVNANIAN AT MONTANA VISTA DOBBINS, LLC	AZ
K. HOVNANIAN AT MONTANA VISTA, LLC	AZ
K. HOVNANIAN AT PALM VALLEY, L.L.C.	AZ
K. HOVNANIAN AT PARK PASEO, LLC	AZ
K. HOVNANIAN AT POINTE 16, LLC	AZ
K. HOVNANIAN AT QUAIL CREEK, L.L.C.	AZ
K. HOVNANIAN AT RANCHO CABRILLO, LLC	AZ
K. HOVNANIAN AT SCOTTSDALE HEIGHTS, LLC	AZ
K. HOVNANIAN AT SIENNA HILLS, LLC	AZ
K. HOVNANIAN AT SILVERSTONE G, LLC	AZ
K. HOVNANIAN AT SILVERSTONE, LLC	AZ
K. HOVNANIAN AT SKYE ON MCDOWELL, LLC	AZ
K. HOVNANIAN AT SUNRISE TRAIL II, LLC	AZ
K. HOVNANIAN AT SUNRISE TRAIL III, LLC	AZ
K. HOVNANIAN AT THE MEADOWS 9, LLC	AZ
K. HOVNANIAN AT VENTANA LAKES, LLC	AZ
K. HOVNANIAN AT VERRADO CASCINA, LLC	AZ
K. HOVNANIAN AT VERRADO MARKETSIDE, LLC	AZ
K. HOVNANIAN AT VILLAGO, LLC	AZ
K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.	AZ
K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC	AZ
K. HOVNANIAN GREAT WESTERN HOMES, LLC	AZ
K. HOVNANIAN LEGACY AT VIA BELLA, LLC	AZ
K. HOVNANIAN'S FOUR SEASONS AT THE MANOR II, LLC	AZ
K. HOVNANIAN'S FOUR SEASONS AT THE MANOR, LLC	AZ
NEW LAND TITLE AGENCY, L.L.C.	AZ
2700 EMPIRE, LLC	CA
K. HOV IP, II, INC.	CA
K. HOVNANIAN ASPIRE AT BELLEVUE RANCH, LLC	CA
K. HOVNANIAN AT 4S, LLC	CA
K. HOVNANIAN AT ALISO, LLC	CA
K. HOVNANIAN AT ANDALUSIA, LLC	CA
K. HOVNANIAN AT AVENUE ONE, L.L.C.	CA

Legal Entity Name	State of Formation
K. HOVNANIAN AT BAKERSFIELD 463, L.L.C.	CA
K. HOVNANIAN AT BEACON PARK AREA 129 II, LLC	CA
K. HOVNANIAN AT BEACON PARK AREA 129, LLC	CA
K. HOVNANIAN AT BEACON PARK AREA 137, LLC	CA
K. HOVNANIAN AT BELLA LAGO, LLC	CA
K. HOVNANIAN AT BLACKSTONE, LLC	CA
K. HOVNANIAN AT CAPISTRANO, L.L.C.	CA
K. HOVNANIAN AT CARLSBAD, LLC	CA
K. HOVNANIAN AT CEDAR LANE, LLC	CA
K. HOVNANIAN AT CHARTER WAY, LLC	CA
K. HOVNANIAN AT CIELO, L.L.C.	CA
K. HOVNANIAN AT COASTLINE, L.L.C.	CA
K. HOVNANIAN AT CORTEZ HILL, LLC	CA
K. HOVNANIAN AT CRESTVIEW, LLC	CA
K. HOVNANIAN AT EL DORADO RANCH II, L.L.C.	CA
K. HOVNANIAN AT EL DORADO RANCH, L.L.C.	CA
K. HOVNANIAN AT FIDDYMENT RANCH, LLC	CA
K. HOVNANIAN AT FRESNO, LLC	CA
K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.	CA
K. HOVNANIAN AT GILROY 60, LLC	CA
K. HOVNANIAN AT GILROY, LLC	CA
K. HOVNANIAN AT JAEGER RANCH, LLC	CA
K. HOVNANIAN AT LA LAGUNA, L.L.C.	CA
K. HOVNANIAN AT LAKE RANCHO VIEJO, LLC	CA
K. HOVNANIAN AT LUNA VISTA, LLC	CA
K. HOVNANIAN AT MALAN PARK, L.L.C.	CA
K. HOVNANIAN AT MANTECA, LLC	CA
K. HOVNANIAN AT MELANIE MEADOWS, LLC	CA
K. HOVNANIAN AT MUIRFIELD, LLC	CA
K. HOVNANIAN AT PARKSIDE, LLC	CA
K. HOVNANIAN AT PAVILION PARK, LLC	CA
K. HOVNANIAN AT PIAZZA D'ORO, L.L.C.	CA
K. HOVNANIAN AT PIAZZA SERENA, L.L.C	CA
K. HOVNANIAN AT POSITANO, LLC	CA
K. HOVNANIAN AT PRADO, L.L.C.	CA
K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.	CA
K. HOVNANIAN AT SAGE, L.L.C.	CA
K. HOVNANIAN AT SANTA NELLA, LLC	CA
K. HOVNANIAN AT SHELDON GROVE, LLC	CA
K. HOVNANIAN AT SIERRA VISTA, LLC	CA
K. HOVNANIAN AT SKYE ISLE, LLC	CA

Legal Entity Name	State of Formation
K. HOVNANIAN AT STANTON, LLC	CA
K. HOVNANIAN AT SUMMERLY, LLC	CA
K. HOVNANIAN AT SUNRIDGE PARK, LLC	CA
K. HOVNANIAN AT THOMPSON RANCH, LLC	CA
K. HOVNANIAN AT TRAIL RIDGE, LLC	CA
K. HOVNANIAN AT VALLE DEL SOL, LLC	CA
K. HOVNANIAN AT VERONA ESTATES, LLC	CA
K. HOVNANIAN AT VICTORVILLE, L.L.C.	CA
K. HOVNANIAN AT VILLAGE CENTER, LLC	CA
K. HOVNANIAN AT VINEYARD HEIGHTS, LLC	CA
K. HOVNANIAN AT VISTA DEL SOL, L.L.C.	CA
K. HOVNANIAN AT WATERSTONE, LLC	CA
K. HOVNANIAN AT WEST VIEW ESTATES, L.L.C.	CA
K. HOVNANIAN AT WESTSHORE, LLC	CA
K. HOVNANIAN AT WHEELER RANCH, LLC	CA
K. HOVNANIAN AT WOODCREEK WEST, LLC	CA
K. HOVNANIAN COMMUNITIES, INC.	CA
K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.	CA
K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.	CA
K. HOVNANIAN COMPANIES, LLC	CA
K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.	CA
K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.	CA
K. HOVNANIAN HOMES NORTHERN CALIFORNIA, INC.	CA
K. HOVNANIAN MEADOW VIEW AT MOUNTAIN HOUSE, LLC	CA
K. HOVNANIAN'S ASPIRE AT UNION VILLAGE, LLC	CA
K. HOVNANIAN'S FOUR SEASONS AT BAKERSFIELD, L.L.C.	CA
K. HOVNANIAN'S FOUR SEASONS AT BEAUMONT, LLC	CA
K. HOVNANIAN'S FOUR SEASONS AT HEMET, LLC	CA
K. HOVNANIAN'S FOUR SEASONS AT LOS BANOS, LLC	CA
K. HOVNANIAN'S FOUR SEASONS AT MORENO VALLEY, L.L.C.	CA
K. HOVNANIAN'S FOUR SEASONS AT PALM SPRINGS, LLC	CA
K. HOVNANIAN'S PARKSIDE AT TOWNGATE, L.L.C.	CA
K. HOVNANIAN'S VERANDA AT RIVERPARK II, LLC	CA
K. HOVNANIAN'S VERANDA AT RIVERPARK, LLC	CA
SEABROOK ACCUMULATION CORPORATION	CA
STONEBROOK HOMES, INC.	CA
K. HOVNANIAN DEVELOPMENTS OF D.C., INC.	DC
K. HOVNANIAN HOMES OF D.C., L.L.C.	DC
K. HOVNANIAN AT ASHBY PLACE, LLC	DE

Legal Entity Name	State of Formation
K. HOVNANIAN AT BRENFORD STATION, LLC	DE
K. HOVNANIAN AT HIDDEN BROOK, LLC	DE
K. HOVNANIAN AT MANSFIELD II, L.L.C.	DE
K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.	DE
K. HOVNANIAN AT NOTTINGHAM MEADOWS, LLC	DE
K. HOVNANIAN AT OCEAN VIEW BEACH CLUB, LLC	DE
K. HOVNANIAN AT PLANTATION LAKES, L.L.C.	DE
K. HOVNANIAN AT RETREAT AT MILLSTONE, LLC	DE
K. HOVNANIAN AT SEABROOK, LLC	DE
K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.	DE
K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.	DE
K. HOVNANIAN HAMPTONS AT OAK CREEK II, L.L.C.	DE
K. HOVNANIAN HOMES OF DELAWARE, L.L.C.	DE
K. HOVNANIAN HOMES OF LONGACRE VILLAGE, L.L.C.	DE
K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.	DE
K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.	DE
K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.	DE
K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.	DE
K. HOVNANIAN'S FOUR SEASONS AT BAYMONT FARMS L.L.C.	DE
K. HOVNANIAN'S FOUR SEASONS AT BELLE TERRE, LLC	DE
K. HOVNANIAN'S FOUR SEASONS AT SILVER MAPLE FARM, L.L.C.	DE
KHH SHELL HALL LOAN ACQUISITION, LLC	DE
WASHINGTON HOMES, INC.	DE
WTC VENTURES, L.L.C.	DE
EASTERN NATIONAL TITLE AGENCY, LLC	FL
HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.	FL
HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.	FL
K. HOVNANIAN AT BOCA DUNES, LLC	FL
K. HOVNANIAN AT CORAL LAGO, LLC	FL
K. HOVNANIAN AT HAMPTON COVE, LLC	FL
K. HOVNANIAN AT HILLTOP RESERVE II, LLC	FL
K. HOVNANIAN AT HILLTOP RESERVE, LLC	FL
K. HOVNANIAN AT LAKE BURDEN, LLC	FL
K. HOVNANIAN AT LAKE FLORENCE, LLC	FL
K. HOVNANIAN AT LAKE LECLARE, LLC	FL
K. HOVNANIAN AT PICKETT RESERVE, LLC	FL
K. HOVNANIAN AT REDTAIL, LLC	FL
K. HOVNANIAN AT SPRING ISLE, LLC	FL
K. HOVNANIAN AT SUMMERLAKE, LLC	FL

Legal Entity Name	State of Formation
K. HOVNANIAN AT TERRA BELLA TWO, LLC	FL
K. HOVNANIAN AT WALKERS GROVE, LLC	FL
K. HOVNANIAN BELMONT RESERVE, LLC	FL
K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.	FL
K. HOVNANIAN CYPRESS KEY, LLC	FL
K. HOVNANIAN ESTATES AT WEKIVA, LLC	FL
K. HOVNANIAN FIRST HOMES, L.L.C.	FL
K. HOVNANIAN FLORIDA OLD GC, LLC	FL
K. HOVNANIAN FLORIDA REALTY, L.L.C.	FL
K. HOVNANIAN GRAND CYPRESS, LLC	FL
K. HOVNANIAN GRANDEFIELD, LLC	FL
K. HOVNANIAN LAKE GRIFFIN RESERVE, LLC	FL
K. HOVNANIAN MAGNOLIA AT WESTSIDE, LLC	FL
K. HOVNANIAN OSPREY RANCH, LLC	FL
K. HOVNANIAN PRESERVE AT TURTLE CREEK LLC	FL
K. HOVNANIAN REYNOLDS RANCH, LLC	FL
K. HOVNANIAN RIVERSIDE, LLC	FL
K. HOVNANIAN SOLA VISTA, LLC	FL
K. HOVNANIAN SOUTH FORK, LLC	FL
K. HOVNANIAN STERLING RANCH, LLC	FL
K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.	FL
K. HOVNANIAN UNION PARK, LLC	FL
K. HOVNANIAN WINDING BAY PRESERVE, LLC	FL
K. HOVNANIAN WINDWARD HOMES, LLC	FL
KHOV WINDING BAY II, LLC	FL
K. HOVNANIAN AT THE COMMONS AT RICHMOND HILL, LLC	GA
K. HOVNANIAN AT WESTBROOK, LLC	GA
K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.	GA
K. HOVNANIAN HOMES AT CREEKSIDE, LLC	GA
K. HOVNANIAN HOMES OF GEORGIA, L.L.C.	GA
ARBOR TRAILS, LLC	IL
EASTERN TITLE AGENCY OF ILLINOIS, LLC	IL
GLENRISE GROVE, L.L.C.	IL
K. HOVNANIAN AT ASHLEY POINTE LLC	IL
K. HOVNANIAN AT CHRISTINA COURT, LLC	IL
K. HOVNANIAN AT CHURCHILL FARMS LLC	IL
K. HOVNANIAN AT ESTATES OF FOX CHASE, LLC	IL
K. HOVNANIAN AT FAIRFIELD RIDGE, LLC	IL
K. HOVNANIAN AT HANOVER ESTATES, LLC	IL
K. HOVNANIAN AT ISLAND LAKE, LLC	IL
K. HOVNANIAN AT LINK FARM, LLC	IL

Legal Entity Name	State of Formation
K. HOVNANIAN AT MEADOWRIDGE VILLAS, LLC	IL
K. HOVNANIAN AT NORTHRIDGE ESTATES, LLC	IL
K. HOVNANIAN AT PRAIRIE POINTE, LLC	IL
K. HOVNANIAN AT SAGEBROOK, LLC	IL
K. HOVNANIAN AT SOMERSET, LLC	IL
K. HOVNANIAN AT TRAFFORD PLACE, LLC	IL
K. HOVNANIAN AT TRAMORE LLC	IL
K. HOVNANIAN DEVELOPMENTS OF ILLINOIS, INC.	IL
K. HOVNANIAN ESTATES AT REGENCY, L.L.C.	IL
K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.	IL
K. HOVNANIAN'S FOUR SEASONS AT BRIARGATE, LLC	IL
K. HOVNANIAN AT NORTON LAKE LLC	IL
FOUNDERS TITLE AGENCY OF MARYLAND, L.L.C.	MD
HOMEBUYERS FINANCIAL SERVICES, L.L.C.	MD
HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.	MD
HOVNANIAN LAND INVESTMENT GROUP, L.L.C.	MD
K HOVNANIAN HOMES AT MAXWELL PLACE, L.L.C.	MD
K. HOVNANIAN AT CATON'S RESERVE, LLC	MD
K. HOVNANIAN AT EDEN TERRACE, L.L.C.	MD
K. HOVNANIAN AT RODERUCK, L.L.C.	MD
K. HOVNANIAN COMPANIES OF MARYLAND, INC.	MD
K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.	MD
K. HOVNANIAN HOMES AT CAMP SPRINGS, L.L.C.	MD
K. HOVNANIAN HOMES AT GREENWAY FARM PARK TOWNS, L.L.C.	MD
K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.	MD
K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.	MD
K. HOVNANIAN HOMES AT RUSSETT, L.L.C.	MD
K. HOVNANIAN HOMES AT THE HIGHLANDS, LLC	MD
K. HOVNANIAN HOMES OF MARYLAND, L.L.C.	MD
K. HOVNANIAN'S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.	MD
K. HOVNANIAN'S FOUR SEASONS AT KENT ISLAND, L.L.C.	MD
K. HOVNANIAN'S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.	MD
PINE AYR, LLC	MD
RIDGEMORE UTILITY L.L.C.	MD
K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.	MN
K. HOVNANIAN HOMES OF MINNESOTA AT ARBOR CREEK, LLC	MN

Legal Entity Name	State of Formation
K. HOVNANIAN HOMES OF MINNESOTA AT AUTUMN MEADOWS, LLC	MN
K. HOVNANIAN HOMES OF MINNESOTA AT BRYNWOOD, LLC	MN
K. HOVNANIAN HOMES OF MINNESOTA AT CEDAR HOLLOW, LLC	MN
K. HOVNANIAN HOMES OF MINNESOTA AT FOUNDER'S RIDGE, LLC	MN
K. HOVNANIAN HOMES OF MINNESOTA AT HARPERS STREET WOODS, LLC	MN
K. HOVNANIAN HOMES OF MINNESOTA AT OAKS OF OXBOW, LLC	MN
K. HOVNANIAN HOMES OF MINNESOTA AT REGENT'S POINT, LLC	MN
K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.	MN
K. HOVNANIAN LIBERTY ON BLUFF CREEK, LLC	MN
K. HOVNANIAN TIMBRES AT ELM CREEK, LLC	MN
K. HOVNANIAN'S FOUR SEASONS AT RUSH CREEK II, LLC	MN
K. HOVNANIAN'S FOUR SEASONS AT RUSH CREEK, L.L.C.	MN
K. HOVNANIAN AT BURCH KOVE, LLC	NC
K. HOVNANIAN AT INDIAN WELLS, LLC	NC
K. HOVNANIAN AT LILY ORCHARD, LLC	NC
K. HOVNANIAN AT MAIN STREET SQUARE, LLC	NC
K. HOVNANIAN AT OAK POINTE, LLC	NC
K. HOVNANIAN AT THE PROMENADE AT BEAVER CREEK, LLC	NC
K. HOVNANIAN AT WHEELER WOODS, LLC	NC
K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.	NC
K. HOVNANIAN HOMES AT BROOK MANOR, LLC	NC
K. HOVNANIAN HOMES AT REEDY CREEK, LLC	NC
K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.	NC
K. HOVNANIAN SHERWOOD AT REGENCY, LLC	NC
BUILDER SERVICES NJ, L.L.C.	NJ
EASTERN TITLE AGENCY, INC.	NJ
F&W MECHANICAL SERVICES, L.L.C.	NJ
HILLTOP AT CEDAR GROVE URBAN RENEWAL, LLC	NJ
K. HOVNANIAN ACQUISITIONS, INC.	NJ
K. HOVNANIAN AT ASBURY PARK URBAN RENEWAL, LLC	NJ
K. HOVNANIAN AT BARNEGAT II, L.L.C.	NJ
K. HOVNANIAN AT BRANCHBURG II, LLC	NJ
K. HOVNANIAN AT BRANCHBURG, L.L.C.	NJ
K. HOVNANIAN AT BRANCHBURG-VOLLERS, LLC	NJ
K. HOVNANIAN AT BRIDGEWATER I, L.L.C.	NJ

Legal Entity Name	State of Formation
K. HOVNANIAN AT CEDAR GROVE III, L.L.C.	NJ
K. HOVNANIAN AT CHESTERFIELD, L.L.C.	NJ
K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.	NJ
K. HOVNANIAN AT DUNELLEN URBAN RENEWAL, LLC	NJ
K. HOVNANIAN AT EAST BRUNSWICK III, LLC	NJ
K. HOVNANIAN AT EAST BRUNSWICK, LLC	NJ
K. HOVNANIAN AT EAST WINDSOR, LLC	NJ
K. HOVNANIAN AT EDGEWATER II, L.L.C.	NJ
K. HOVNANIAN AT EDGEWATER, L.L.C.	NJ
K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.	NJ
K. HOVNANIAN AT FIFTH AVENUE, L.L.C.	NJ
K. HOVNANIAN AT FLORENCE I, L.L.C.	NJ
K. HOVNANIAN AT FLORENCE II, L.L.C.	NJ
K. HOVNANIAN AT FOREST MEADOWS, L.L.C.	NJ
K. HOVNANIAN AT FRANKLIN II, L.L.C.	NJ
K. HOVNANIAN AT FRANKLIN, L.L.C.	NJ
K. HOVNANIAN AT FREEHOLD TOWNSHIP III, LLC	NJ
K. HOVNANIAN AT GREAT NOTCH, L.L.C.	NJ
K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.	NJ
K. HOVNANIAN AT HILLSBOROUGH, LLC	NJ
K. HOVNANIAN AT HOWELL FORT PLAINS, LLC	NJ
K. HOVNANIAN AT HOWELL II, LLC	NJ
K. HOVNANIAN AT HOWELL, LLC	NJ
K. HOVNANIAN AT HUDSON POINTE, L.L.C.	NJ
K. HOVNANIAN AT JACKSON I, L.L.C.	NJ
K. HOVNANIAN AT JACKSON, L.L.C.	NJ
K. HOVNANIAN AT JERSEY CITY IV, L.L.C.	NJ
K. HOVNANIAN AT KEYPORT, L.L.C.	NJ
K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.	NJ
K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C	NJ
K. HOVNANIAN AT MANALAPAN CROSSING, LLC	NJ
K. HOVNANIAN AT MANALAPAN II, L.L.C.	NJ
K. HOVNANIAN AT MANALAPAN III, L.L.C.	NJ
K. HOVNANIAN AT MANALAPAN V, LLC	NJ
K. HOVNANIAN AT MANALAPAN VI, LLC	NJ
K. HOVNANIAN AT MAPLE AVENUE, L.L.C.	NJ
K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.	NJ
K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.	NJ
K. HOVNANIAN AT MARLBORO VI, L.L.C.	NJ
K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.	NJ
K. HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C.	NJ

Legal Entity Name	State of Formation
K. HOVNANIAN AT MIDDLETOWN III, LLC	NJ
K. HOVNANIAN AT MILLVILLE I, L.L.C.	NJ
K. HOVNANIAN AT MILLVILLE II, L.L.C.	NJ
K. HOVNANIAN AT MONROE IV, L.L.C.	NJ
K. HOVNANIAN AT MONROE NJ II, LLC	NJ
K. HOVNANIAN AT MONROE NJ III, LLC	NJ
K. HOVNANIAN AT MONROE NJ, L.L.C.	NJ
K. HOVNANIAN AT MONTGOMERY, LLC	NJ
K. HOVNANIAN AT MONTVALE II, LLC	NJ
K. HOVNANIAN AT MONTVALE, L.L.C.	NJ
K. HOVNANIAN AT MORRIS TWP, LLC	NJ
K. HOVNANIAN AT NORTH BERGEN. L.L.C.	NJ
K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.	NJ
K. HOVNANIAN AT NORTH CALDWELL III, L.L.C.	NJ
K. HOVNANIAN AT NORTH CALDWELL IV, L.L.C.	NJ
K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.	NJ
K. HOVNANIAN AT NORTHFIELD, L.L.C.	NJ
K. HOVNANIAN AT OAKLAND, LLC	NJ
K. HOVNANIAN AT OCEANPORT, L.L.C.	NJ
K. HOVNANIAN AT OLD BRIDGE II, LLC	NJ
K. HOVNANIAN AT OLD BRIDGE, L.L.C.	NJ
K. HOVNANIAN AT PARSIPPANY, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.	NJ
K. HOVNANIAN AT RIDGEMONT, L.L.C.	NJ
K. HOVNANIAN AT ROCK LEDGE, LLC	NJ
K. HOVNANIAN AT SHREWSBURY, LLC	NJ
K. HOVNANIAN AT SMITHVILLE, INC.	NJ
K. HOVNANIAN AT SOUTH BRUNSWICK II, LLC	NJ
K. HOVNANIAN AT SOUTH BRUNSWICK III, LLC	NJ
K. HOVNANIAN AT SOUTH BRUNSWICK IV, LLC	NJ
K. HOVNANIAN AT STATION SQUARE, L.L.C.	NJ
K. HOVNANIAN AT THE MONARCH, L.L.C.	NJ
K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.	NJ
K. HOVNANIAN AT VILLAGES AT COUNTRY VIEW, LLC	NJ
K. HOVNANIAN AT WALL DONATO, LLC	NJ
K. HOVNANIAN AT WALL QUAIL RIDGE, LLC	NJ
K. HOVNANIAN AT WARREN TOWNSHIP II, LLC	NJ
K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.	NJ

Legal Entity Name	State of Formation
K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.	NJ
K. HOVNANIAN AT WOOLWICH I, L.L.C.	NJ
K. HOVNANIAN CONSTRUCTION II, INC	NJ
K. HOVNANIAN CONSTRUCTION III, INC	NJ
K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.	NJ
K. HOVNANIAN HOLDINGS NJ, L.L.C.	NJ
K. HOVNANIAN MANALAPAN ACQUISITION, LLC	NJ
K. HOVNANIAN NORTHEAST SERVICES, L.L.C.	NJ
K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.	NJ
K. HOVNANIAN PROPERTIES OF RED BANK, LLC	NJ
K. HOVNANIAN SOUTHERN NEW JERSEY, L.L.C.	NJ
K. HOVNANIAN VENTURE I, L.L.C.	NJ
K. HOVNANIAN'S FOUR SEASONS AT BELLA VISTA, LLC	NJ
K. HOVNANIAN'S FOUR SEASONS AT COLTS FARM, LLC	NJ
LANDARAMA, INC.	NJ
M & M AT MONROE WOODS, L.L.C.	NJ
M&M AT CHESTERFIELD, L.L.C.	NJ
M&M AT CRESCENT COURT, L.L.C.	NJ
M&M AT WEST ORANGE, L.L.C.	NJ
MATZEL & MUMFORD AT EGG HARBOR, L.L.C.	NJ
MCNJ, INC.	NJ
MM-BEACHFRONT NORTH I, LLC	NJ
ROUTE 1 AND ROUTE 522, L.L.C.	NJ
TERRAPIN REALTY, L.L.C.	NJ
THE MATZEL & MUMFORD ORGANIZATION, INC	NJ
K. HOVNANIAN AT WALDWICK, LLC	NJ
K. HOVNANIAN CLASSICS, L.L.C.	NJ
K. HOVNANIAN COMPANIES OF NEW YORK, INC.	NY
K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.	NY
K. HOVNANIAN ABERDEEN, LLC	OH
K. HOVNANIAN ASBURY POINTE, LLC	OH
K. HOVNANIAN BELDEN POINTE, LLC	OH
K. HOVNANIAN CORNERSTONE FARMS, LLC	OH
K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.	OH
K. HOVNANIAN EDGEBROOK, LLC	OH
K. HOVNANIAN FALLS POINTE, LLC	OH
K. HOVNANIAN FOREST VALLEY, LLC	OH
K. HOVNANIAN FOUR SEASONS AT CHESTNUT RIDGE, LLC	OH
K. HOVNANIAN HIDDEN HOLLOW, LLC	OH
K. HOVNANIAN HIGHLAND RIDGE, LLC	OH
K. HOVNANIAN INDIAN TRAILS, LLC	OH

Legal Entity Name	State of Formation
K. HOVNANIAN LADUE RESERVE, LLC	OH
K. HOVNANIAN LAKES OF GREEN, LLC	OH
K. HOVNANIAN LANDINGS 40S, LLC	OH
K. HOVNANIAN MONARCH GROVE, LLC	OH
K. HOVNANIAN NORTHPOINTE 40S, LLC	OH
K. HOVNANIAN NORTON PLACE, LLC	OH
K. HOVNANIAN OF OHIO, LLC	OH
K. HOVNANIAN OHIO REALTY, L.L.C.	OH
K. HOVNANIAN RIVENDALE, LLC	OH
K. HOVNANIAN SCHADY RESERVE, LLC	OH
K. HOVNANIAN SUMMIT HOMES, L.L.C.	OH
K. HOVNANIAN VILLAGE GLEN, LLC	OH
K. HOVNANIAN WATERBURY, LLC	OH
K. HOVNANIAN WHITE ROAD, LLC	OH
K. HOVNANIAN WOODLAND POINTE, LLC	OH
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.	OH
NEW HOME REALTY, LLC	OH
K. HOVNANIAN CONTRACTORS OF OHIO, LLC	OH
K. HOVNANIAN WOODRIDGE PLACE, LLC	OH
BUILDER SERVICES PA, L.L.C.	PA
GOVERNOR'S ABSTRACT CO., INC.	PA
K. HOVNANIAN AT ALLENTOWN, L.L.C.	PA
K. HOVNANIAN AT CAMP HILL, L.L.C.	PA
K. HOVNANIAN AT DOYLESTOWN, LLC	PA
K. HOVNANIAN AT HERSHEY'S MILL, INC.	PA
K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.	PA
K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.	PA
K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.	PA
K. HOVNANIAN AT LOWER MORELAND II, L.L.C.	PA
K. HOVNANIAN AT MIDDLETOWN, LLC	PA
K. HOVNANIAN AT NORTHAMPTON, L.L.C.	PA
K. HOVNANIAN AT RAPHO, L.L.C	PA
K. HOVNANIAN AT SAWMILL, INC.	PA
K. HOVNANIAN AT SILVER SPRING, L.L.C.	PA
K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.	PA
K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.	PA
K. HOVNANIAN AT WHITEMARSH, LLC	PA
K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.	PA
K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.	PA
K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.	PA

Legal Entity Name	State of Formation
K. HOVNANIAN PA REAL ESTATE, INC.	PA
K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.	PA
K. HOVNANIAN SUMMIT HOMES OF PENNSYLVANIA, L.L.C.	PA
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.	PA
K. HOVNANIAN AT UPPER PROVIDENCE, LLC	PA
K. HOVNANIAN AT COOSAW POINT, LLC	SC
K. HOVNANIAN AT FOX PATH AT HAMPTON LAKE, LLC	SC
K. HOVNANIAN AT HAMPTON LAKE, LLC	SC
K. HOVNANIAN AT LIBERTY HILL FARM, LLC	SC
K. HOVNANIAN AT MAGNOLIA PLACE, LLC	SC
K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.	SC
K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.	SC
K. HOVNANIAN HOMES AT SALT CREEK LANDING, LLC	SC
K. HOVNANIAN HOMES AT SHELL HALL, LLC	SC
K. HOVNANIAN HOMES AT ST. JAMES PLACE, LLC	SC
K. HOVNANIAN HOMES AT THE ABBY, LLC	SC
K. HOVNANIAN HOMES AT THE PADDOCKS, LLC	SC
K. HOVNANIAN HOMES OF SOUTH CAROLINA, LLC	SC
SHELL HALL CLUB AMENITY ACQUISITION, LLC	SC
SHELL HALL LAND ACQUISITION, LLC	SC
K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.	TX
K. HOVNANIAN DFW AUBURN FARMS, LLC	TX
K. HOVNANIAN DFW BELMONT, LLC	TX
K. HOVNANIAN DFW BLUFF CREEK, LLC	TX
K. HOVNANIAN DFW CREEKSIDE ESTATES II, LLC	TX
K. HOVNANIAN DFW ENCORE OF LAS COLINAS II, LLC	TX
K. HOVNANIAN DFW ENCORE OF LAS COLINAS, LLC	TX
K. HOVNANIAN DFW HARMON FARMS, LLC	TX
K. HOVNANIAN DFW HERITAGE CROSSING, LLC	TX
K. HOVNANIAN DFW HOMESTEAD, LLC	TX
K. HOVNANIAN DFW INSPIRATION, LLC	TX
K. HOVNANIAN DFW LEXINGTON, LLC	TX
K. HOVNANIAN DFW LIBERTY CROSSING II, LLC	TX
K. HOVNANIAN DFW LIBERTY CROSSING, LLC	TX
K. HOVNANIAN DFW LIBERTY, LLC	TX
K. HOVNANIAN DFW LIGHT FARMS II, LLC	TX
K. HOVNANIAN DFW LIGHT FARMS, LLC	TX
K. HOVNANIAN DFW MIDTOWN PARK, LLC	TX
K. HOVNANIAN DFW PALISADES, LLC	TX

Legal Entity Name	State of Formation
K. HOVNANIAN DFW PARKSIDE, LLC	TX
K. HOVNANIAN DFW RIDGEVIEW, LLC	TX
K. HOVNANIAN DFW SANFORD PARK, LLC	TX
K. HOVNANIAN DFW SEVENTEEN LAKES, LLC	TX
K. HOVNANIAN DFW THE PARKS AT ROSEHILL, LLC	TX
K. HOVNANIAN DFW TRAILWOOD II, LLC	TX
K. HOVNANIAN DFW TRAILWOOD, LLC	TX
K. HOVNANIAN DFW VILLAS AT MUSTANG PARK, LLC	TX
K. HOVNANIAN DFW VILLAS AT THE STATION, LLC	TX
K. HOVNANIAN DFW WELLINGTON, LLC	TX
K. HOVNANIAN DFW WELLINGTON VILLAS, LLC	TX
K. HOVNANIAN DFW WILDRIDGE, LLC	TX
K. HOVNANIAN HOMES - DFW, L.L.C.	TX
K. HOVNANIAN HOUSTON BAYOU OAKS AT WEST OREM, LLC	TX
K. HOVNANIAN HOUSTON CAMBRIDGE HEIGHTS, LLC	TX
K. HOVNANIAN HOUSTON CITY HEIGHTS, LLC	TX
K. HOVNANIAN HOUSTON CREEK BEND, LLC	TX
K. HOVNANIAN HOUSTON DRY CREEK VILLAGE, LLC	TX
K. HOVNANIAN HOUSTON KATY POINTE, LLC	TX
K. HOVNANIAN HOUSTON PROPERTY I, LLC	TX
K. HOVNANIAN HOUSTON PROPERTY II, LLC	TX
K. HOVNANIAN HOUSTON RIVER FARMS, LLC	TX
K. HOVNANIAN HOUSTON SUNSET RANCH, LLC	TX
K. HOVNANIAN HOUSTON TERRA DEL SOL, LLC	TX
K. HOVNANIAN HOUSTON THUNDER BAY SUBDIVISION, LLC	TX
K. HOVNANIAN HOUSTON TRANQUILITY LAKE ESTATES, LLC	TX
K. HOVNANIAN HOUSTON WOODSHORE, LLC	TX
K. HOVNANIAN OF HOUSTON II, L.L.C.	TX
PARK TITLE COMPANY, LLC	TX
K. HOVNANIAN DFW CREEKSIDE ESTATES, LLC	TX
FOUNDERS TITLE AGENCY, INC.	VA
K. HOCNANIAN AT ALEXANDER LAKES, LLC	VA
K. HOVNANIAN AT EMBREY MILL VILLAGE, LLC	VA
K. HOVNANIAN AT ESTATES AT WHEATLANDS, LLC	VA
K. HOVNANIAN AT HOLLY RIDGE, LLC	VA
K. HOVNANIAN AT JACKS RUN, LLC	VA
K. HOVNANIAN AT LAKE RIDGE ESTATES, LLC	VA
K. HOVNANIAN AT LEE SQUARE, L.L.C.	VA
K. HOVNANIAN AT LENAH WOODS, LLC	VA

Legal Entity Name	State of Formation
K. HOVNANIAN AT RESERVES AT WHEATLANDS, LLC	VA
K. HOVNANIAN AT RESIDENCE AT DISCOVERY SQUARE, LLC	VA
K. HOVNANIAN AT ROCKLAND VILLAGE GREEN, LLC	VA
K. HOVNANIAN AT SEASONS LANDING, LLC	VA
K. HOVNANIAN AT SIGNAL HILL, LLC	VA
K. HOVNANIAN AT TOWNES AT COUNTY CENTER, LLC	VA
K. HOVNANIAN DEVELOPMENTS OF VIRGINIA, INC.	VA
K. HOVNANIAN HOMES AT BURKE JUNCTION, LLC	VA
K. HOVNANIAN HOMES AT LEIGH MILL, LLC	VA
K. HOVNANIAN HOMES AT PENDER OAKS, LLC	VA
K. HOVNANIAN HOMES AT THOMPSON'S GRANT, LLC	VA
K. HOVNANIAN HOMES AT WILLOWSFORD GRANT II, LLC	VA
K. HOVNANIAN HOMES AT WILLOWSFORD GRANT, LLC	VA
K. HOVNANIAN HOMES AT WILLOWSFORD GREENS, LLC	VA
K. HOVNANIAN HOMES OF VIRGINIA, INC.	VA
K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.	VA
K. HOVNANIAN'S FOUR SEASONS AT NEW KENT VINEYARDS, L.L.C.	VA
K. HOVNANIAN'S FOUR SEASONS AT VIRGINIA CROSSING, LLC	VA
K. HOVNANIAN AT HUNTFIELD, LLC	WV
K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.	WV
K. HOVNANIAN HOMES AT SHENANDOAH SPRINGS, LLC	WV
K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.	WV
K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.	WV
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.	WV

Exhibit A

Form of Global Note

[FACE OF NOTE]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED. TRANSFERS OF THIS GLOBAL NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

(1)     REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A “QIB”), (B) IT HAS ACQUIRED THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN “IAI”),

(2)     AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED NOTES, NOT TO OFFER, SELL, OR OTHERWISE TRANSFER THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF, THE ORIGINAL ISSUE DATE OF THE ISSUANCE OF ANY ADDITIONAL NOTES AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE), ONLY (A) TO THE ISSUER, THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF REGULATION S OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS NOTE (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER AND THE TRUSTEE THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER AND THE TRUSTEE) OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION (THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE); AND

(3)     AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTIONS” AND “UNITED STATES” HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING.

THIS NOTE WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. UPON REQUEST, THE ISSUER WILL PROMPTLY MAKE AVAILABLE TO A HOLDER OF THIS NOTE INFORMATION REGARDING THE ISSUE PRICE, THE AMOUNT OF OID, THE ISSUE DATE AND THE YIELD TO MATURITY OF THIS NOTE. HOLDERS SHOULD CONTACT: J. LARRY SORSBY, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, K. HOVNANIAN ENTERPRISES, INC., 90 Matawan Road, Fifth Floor Matawan, New Jersey 07747.

K. HOVNANIAN ENTERPRISES, INC.

10.500% Senior Secured Notes Due 2024

CUSIP No.: 442488 CK6

No. 144A-2	$25,000,000, or such other amount as is provided in the schedule of exchanges of interests in global notes attached hereto

K. Hovnanian Enterprises, Inc., a California corporation (the “Issuer,” which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to Cede & Co., or its registered assigns, the principal sum of TWENTY-FIVE MILLION DOLLARS ($25,000,000), or such other amount as is provided in the schedule of exchanges of interests in global notes attached hereto, on July 15, 2024.

Interest Rate:     10.500% per annum.

Interest Payment Dates: January 15 and July 15, commencing July 15, 2019.

Record Dates: January 1 and July 1.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually or by facsimile by its duly authorized officer.

Dated: January 15, 2019

K. HOVNANIAN ENTERPRISES, INC.

By:
Name:
Title:

Trustee’s Certificate of Authentication

This is one of the 10.500% Senior Secured Notes Due 2024 described in the Indenture referred to in this Note.

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[REVERSE SIDE OF NOTE]

K. HOVNANIAN ENTERPRISES, INC.

10.500% Senior Secured Notes Due 2024

Capitalized terms used herein are used as defined in the Indenture referred to below unless otherwise indicated. References to “Notes” or “Note” herein refer to only the 10.500% Senior Secured Notes due 2024.

1.	Principal and Interest.

K. Hovnanian Enterprises, Inc. (the “Issuer,” which term includes any successor under the Indenture hereinafter referred to), a California corporation, promises to pay the principal of this Note on July 15, 2024.

The Issuer promises to pay interest on the principal amount of this Note (which represents Additional Notes) on each Interest Payment Date, as set forth on the face of this Note, at the rate of 10.500% per annum.

Interest will be payable semiannually (to the holders of record of the Notes at the close of business on the January 1 or July 1 immediately preceding the Interest Payment Date) on each Interest Payment Date, commencing July 15, 2019.

Interest on this Note will accrue from the most recent date to which interest has been paid on this Note or the Note surrendered in exchange for this Note (or, if there is no existing default in the payment of interest and if this Note is authenticated between a regular record date and the next Interest Payment Date, from such Interest Payment Date) or, if no interest has been paid, from January 15, 2019. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.	Paying Agent and Registrar.

Initially, Wilmington Trust, National Association (the “Trustee”) will act as Paying Agent and Registrar. The Issuer may change or appoint any Paying Agent, Registrar or co-Registrar without notice to any Holder. The Issuer or any of its Subsidiaries may act as Paying Agent, Registrar or co-Registrar.

3.	Indenture; Liens; Guarantees.

This is one of the 10.500% Senior Secured Notes due 2024 issued under an Indenture dated as of July 27, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), among the Issuer, the Guarantors party thereto, the Trustee and the Collateral Agent. The terms of the Notes include those stated in the Indenture and only those expressly made part of the Indenture by reference to the Trust Indenture Act, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture will control.

The Notes are general obligations of the Issuer, secured by Liens on the Collateral as described in the Indenture and the Security Documents. The Indenture limits the original aggregate principal amount of the Notes issued thereunder to $400,000,000 but Additional Notes of the same series may be issued pursuant to the Indenture (subject to the conditions stated therein), and the originally issued Notes and all such Additional Notes vote together for all purposes as a single class; provided that this Note (which represents Additional Notes) shall be issued with original issue discount for U.S. federal income tax purposes, will have a different CUSIP number from that of the Initial Notes and will not be fungible with the Initial Notes at any time. This Note is guaranteed by the Guarantors as set forth in the Indenture and the Guarantee endorsed hereon.

Reference is hereby made to the Indenture for a statement of the respective rights, duties and obligations thereunder of the Issuer, the Guarantors, the Trustee, the Collateral Agent and the Holders.

4.	Optional Redemption; Redemption with Proceeds of Equity Offering.

(a)     The Issuer may, at its option, redeem the Notes, in whole, at any time, or in part, from time to time, prior to July 15, 2020, at a redemption price equal to the sum of:

(i)     100% of the principal amount thereof, plus accrued and unpaid interest thereon to, but excluding, the redemption date, if any (subject to the right of Holders of record on the relevant Record Date to receive interest on the relevant Interest Payment Date); plus

(ii)     the Make-Whole Amount.

The term “Make-Whole Amount” shall mean, in connection with any optional redemption of any Note, the excess, if any, of:

(i) the present value at such redemption date of (i) the redemption price of the Note at July 15, 2020 (such redemption price being set forth in the table appearing in 4(b) below) plus (ii) all required interest payments due on the Note through July 15, 2020 (excluding accrued but unpaid interest), computed using a discount rate equal to the Treasury Rate as of such redemption date plus 50 basis points; over

(ii) the principal amount of the Note being redeemed.

In no case shall the Trustee be responsible for calculating or determining the Make-Whole Amount.

“Treasury Rate” means, in connection with the calculation of any Make-Whole Amount with respect to any Note, as calculated by the Company, the yield to maturity at the time of computation of United States Treasury securities with a constant maturity, as compiled by and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two Business Days prior to the redemption date (or, if such Statistical Release is no longer published, any publicly available source or similar market data), most nearly equal to the period from the redemption date to July 15, 2020; provided, however, that if the period from the redemption date to July 15, 2020 is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the period from the redemption date to July 15, 2020 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year will be used.

(b)     At any time and from time to time on or after July 15, 2020, the Issuer may redeem the Notes, in whole or in part, at a redemption price equal to the percentage of the principal amount set forth below for the period during which the redemption date falls plus accrued and unpaid interest thereon, if any, to, but excluding, the applicable redemption date (subject to the right of Holders of record on the relevant Record Date to receive interest on the relevant Interest Payment Date).

Period Commencing	Percentage
July 15, 2020	105.250%
July 15, 2021	102.625%
July 15, 2022 and thereafter	100.000%

(c)     At any time and from time to time prior to July 15, 2020, the Issuer may redeem Notes with the net cash proceeds received by the Issuer from any Equity Offering at a redemption price equal to 110.500% of the principal amount plus accrued and unpaid interest to, but excluding, the applicable redemption date (subject to the right of Holders of record on the relevant Record Date to receive interest on the relevant Interest Payment Date), in an aggregate principal amount for all such redemptions not to exceed 35% of the original aggregate principal amount of the Notes (including Additional Notes of the same series), provided that:

(i)     in each case the redemption takes place not later than 60 days after the closing of the related Equity Offering, and

(ii)     not less than 65% of the original aggregate principal amount of the Notes (including Additional Notes of the same series) remains outstanding immediately thereafter.

(d)     If Holders of not less than 90% in aggregate principal amount of the outstanding Notes of a series validly tender and do not validly withdraw such Notes in a Change of Control Offer in connection with a Change of Control and the Issuer, or any third party making a Change of Control Offer in lieu of the Issuer as permitted by Section 4.12 of the Indenture, purchases of all of the Notes validly tendered and not validly withdrawn by such Holders, the Issuer or such third party shall have the right, upon not less than 10 nor more than 60 days’ prior notice to the Holders (with a copy to the Trustee), given not more than 30 days following such purchase pursuant to the Change of Control Offer described in Section 4.12 of the Indenture, to redeem all Notes that remain outstanding following such purchase at a redemption price in cash equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to, but not including, the date of redemption.

If fewer than all of the Notes are being redeemed, the Notes to be redeemed shall be selected by the Trustee by lot, pro rata or such other method as the Trustee deems fair and appropriate in consultation with the Issuer, subject to applicable DTC procedures and compliance with the rules of any securities exchange on which the Notes may be listed.

Notes shall be redeemed in denominations of $2,000 principal amount or any multiple of $1,000 in excess thereof. Notices of any redemption may be given prior to the completion thereof, and may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of a related Equity Offering. If a redemption is subject to one or more conditions precedent, such notice shall describe each condition precedent.

If any Note is to be redeemed in part only, the notice of redemption that relates to that Note shall state the portion of the principal amount thereof to be redeemed. A new Note in principal amount equal to the unredeemed portion of the original Note will be issued in the name of the Holder thereof upon cancellation of the original Note. Notes called for redemption become due on the date fixed for redemption. On and after the redemption date, interest ceases to accrue on Notes or portions thereof called for redemption. Any notice of redemption will be given in accordance with Article III of the Indenture.

5.	Repurchase Provisions.

If a Change of Control occurs, each Holder shall have the right, at such Holder’s option, to require the Issuer to purchase all or any part (equal to $2,000 principal amount or any multiple of $1,000 in excess thereof) of such Holder’s Notes on a date that is no later than 90 days after notice of the Change of Control, at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of repurchase as provided in, and subject to the terms of, the Indenture.

6.	Mandatory Redemption.

There is no sinking fund for, or mandatory redemption of, the Notes.

7.	Discharge and Defeasance.

If the Issuer deposits with the Trustee money in U.S. dollars and/or U.S. Government Obligations sufficient to pay the then outstanding principal of, premium, interest and accrued interest on the Notes to redemption or maturity, as the case may be, the Issuer, the Company and the Guarantors may in certain circumstances be discharged from the Indenture, the Notes, the Guarantees and the Security Documents or may be discharged from certain of their obligations under certain provisions of the Indenture. In such circumstances, the Liens securing the Notes and the Guarantees will also be released.

8.	Registered Form; Denominations; Transfer; Exchange.

The Notes are in registered form only without coupons in denominations of $2,000 principal amount and any multiple of $1,000 in excess thereof. A Holder may register the transfer or exchange of Notes in accordance with the Indenture. The Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. Pursuant to the Indenture, there are certain periods during which the Trustee will not be required to issue, register the transfer of, or exchange any Note or certain portions of a Note.

9.	Persons Deemed Owners.

The registered Holder of this Note shall be treated as the owner of it for all purposes.

10.	Defaults and Remedies.

If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Notes may declare all the Notes to be due and payable immediately. If a bankruptcy or insolvency default with respect to the Issuer or the Company occurs and is continuing, the Notes automatically become immediately due and payable. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require reasonable indemnity or security satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount of the Notes then outstanding may direct the Trustee in its exercise of remedies; provided, that for purposes of directing the Collateral Agent with respect to the Collateral under Section 5.4(b) of the Indenture, Holders of a majority in aggregate principal amount of the Notes and the Issuer’s 10.000% Senior Secured Notes due 2022 then outstanding shall vote, act and be treated together as a single series for purposes of Section 5.4(b) of the Indenture and the determination of such majority.

11.	Amendment, Supplement and Waiver.

Subject to certain exceptions, the Indenture, the Notes, the Guarantees and the Security Documents may be amended or supplemented, or future compliance therewith may be waived, with the consent of the Holders of a majority in principal amount of the outstanding Notes. Without notice to or the consent of any Holder, the Company, the Issuer, the Guarantors, the Trustee, the Collateral Agent, the Joint Collateral Agent and the Mortgage Tax Collateral Agent, as applicable, may amend or supplement the Indenture, the Notes, the Guarantees or the Security Documents to, among other things, cure any ambiguity, defect or inconsistency or if such amendment or supplement does not adversely affect the legal rights of any Holder. Without the consent of the Holders of at least 66⅔% in principal amount of the Notes, the Company, the Issuer, the Guarantors, the Trustee, the Collateral Agent, the Joint Collateral Agent and the Mortgage Tax Collateral Agent may not effect a release of all or substantially all of the Collateral other than pursuant to the terms of the Security Documents or as otherwise permitted under the Indenture.

12.	Trustee Dealings With Issuer.

The Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its affiliates, with the same rights as if it were not Trustee; however, if it acquires any conflicting interest (as defined in the Trust Indenture Act), it must eliminate such conflict or resign.

13.	No Recourse Against Others.

An incorporator, and any past, present or future director, officer, partner, employee or stockholder, as such, of the Issuer, the Company or the Guarantors shall not have any liability for any obligations of the Issuer, the Company or the Guarantors under the Notes, the Indenture or the Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

14.	Governing Law.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

15.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Note Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes, and the Trustee may use CUSIP numbers in notices as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice and reliance may be placed only on the other identification numbers placed thereon.

16.	Authentication.

This Note is not valid until the Trustee (or Authenticating Agent) manually signs the certificate of authentication on the other side of this Note.

17.	Abbreviations.

Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A/ (= Uniform Gifts to Minors Act).

The Issuer will furnish a copy of the Indenture to any Holder upon written request and without charge.

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Social Security or Taxpayer Identification No.

Please print or typewrite name and address, including zip code, of assignee the within Note and all rights thereunder, hereby irrevocably constituting and appointing agent to transfer this Note on the books of the Issuer with full power of substitution in the premises.

Dated:	Signed:
(sign exactly as name appears on the other side of this Note)

Signature Guarantee[1]:

[1]

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Trustee, which requirements include membership or participation in the Note Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

In connection with any transfer of this Note occurring prior to the Resale Restriction Termination Date (as defined in this Note), the undersigned confirms that such transfer is made without utilizing any general solicitation or general advertising in connection with the transfer and further as follows:

Check One

☐          (1) This Note is being transferred to a “qualified institutional buyer” in compliance with Rule 144A under the Securities Act of 1933, as amended, and certification in the form of Exhibit F to the Indenture is being furnished herewith.

☐          (2) This Note is being transferred to a non-“U.S. Person,” as defined in Rule 902 of Regulation S under the Securities Act in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder, and certification in the form of Exhibit E to the Indenture is being furnished herewith.

or

☐          (3) This Note is being transferred other than in accordance with (1) or (2) above and documents are being furnished herewith which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Trustee is not obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in the Indenture have been satisfied.

Dated:

Transferor

Signed:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee2:

By:

(To be executed by an executive officer)

[2]

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Note Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

OPTION OF HOLDER TO ELECT PURCHASE

If you wish to have all of this Note purchased by the Issuer pursuant to Section 4.10 or Section 4.12 of the Indenture, check the box: ☐

If you wish to have a portion of this Note purchased by the Issuer pursuant to Section 4.10 or Section 4.12 of the Indenture, state the amount (in original principal amount) below:

$                                           .

Date:

Your Signature:

(Sign exactly as your name appears on the other side of this Note)

Signature Guarantee3:

[3]

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Trustee, which requirements include membership or participation in the Note Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF INTERESTS IN GLOBAL NOTES

The following exchanges of a part of this Global Note for Certificated Notes or an interest in another Global Note, or exchanges of a part of another Global Note or Certificated Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease or increase	Signature of authorized officer of Trustee

GUARANTEE

The undersigned (the “Guarantors”) have unconditionally guaranteed, jointly and severally (such guarantee by each Guarantor being referred to herein as the “Guarantee”) (i) the due and punctual payment of the principal of and interest on the Issuer’s 10.500% Senior Secured Notes due 2024 (the “Notes”), whether at maturity or on an Interest Payment Date, by acceleration or otherwise, on the Notes, to the extent lawful, and of all other obligations of the Issuer to the Holders or the Trustee all in accordance with the terms set forth in Article VI of the Indenture and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. This Guarantee is secured by Liens on the Collateral as described in the Indenture and the Security Documents.

No past, present or future stockholder, officer, director, employee, partner or incorporator, as such, of any of the Guarantors shall have any liability under the Guarantee evidenced hereby by reason of such person’s status as stockholder, officer, director, employee, partner or incorporator. Each Holder of a Note by accepting a Note waives and releases all such liability. This waiver and release are part of the consideration for the issuance of the Guarantee.

Each Holder of a Note by accepting a Note agrees that any Guarantor named below shall have no further liability with respect to its Guarantee if such Guarantor otherwise ceases to be liable in respect of its Guarantee in accordance with the terms of the Indenture.

The Guarantee evidenced hereby shall not be valid or obligatory for any purpose until the certificate of authentication on the Notes upon which the Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

This Guarantee shall be governed by, and construed in accordance with, the laws of the State of New York.

K. HOVNANIAN AT 240 MISSOURI, LLC

K. HOVNANIAN AT AIRE ON MCDOWELL, LLC

K. HOVNANIAN AT CATANIA, LLC

K. HOVNANIAN AT GALLERY, LLC

K. HOVNANIAN AT MONTANA VISTA DOBBINS, LLC

K. HOVNANIAN AT MONTANA VISTA, LLC

K. HOVNANIAN AT PALM VALLEY, L.L.C.

K. HOVNANIAN AT PARK PASEO, LLC

K. HOVNANIAN AT POINTE 16, LLC

K. HOVNANIAN AT QUAIL CREEK, L.L.C.

K. HOVNANIAN AT RANCHO CABRILLO, LLC

K. HOVNANIAN AT SCOTTSDALE HEIGHTS, LLC

K. HOVNANIAN AT SIENNA HILLS, LLC

K. HOVNANIAN AT SILVERSTONE G, LLC

K. HOVNANIAN AT SILVERSTONE, LLC

K. HOVNANIAN AT SKYE ON MCDOWELL, LLC

K. HOVNANIAN AT SUNRISE TRAIL II, LLC

K. HOVNANIAN AT SUNRISE TRAIL III, LLC

K. HOVNANIAN AT THE MEADOWS 9, LLC

K. HOVNANIAN AT VENTANA LAKES, LLC

K. HOVNANIAN AT VERRADO CASCINA, LLC

K. HOVNANIAN AT VERRADO MARKETSIDE, LLC

K. HOVNANIAN AT VILLAGO, LLC

K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.

K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC

K. HOVNANIAN GREAT WESTERN HOMES, LLC

K. HOVNANIAN LEGACY AT VIA BELLA, LLC

K. HOVNANIAN'S FOUR SEASONS AT THE MANOR II, LLC

K. HOVNANIAN'S FOUR SEASONS AT THE MANOR, LLC

NEW LAND TITLE AGENCY, L.L.C.

2700 EMPIRE, LLC

K. HOV IP, II, INC.

K. HOVNANIAN ASPIRE AT BELLEVUE RANCH, LLC

K. HOVNANIAN AT 4S, LLC

K. HOVNANIAN AT ALISO, LLC

K. HOVNANIAN AT ANDALUSIA, LLC

K. HOVNANIAN AT AVENUE ONE, L.L.C.

K. HOVNANIAN AT BAKERSFIELD 463, L.L.C.

K. HOVNANIAN AT BEACON PARK AREA 129 II, LLC

K. HOVNANIAN AT BEACON PARK AREA 129, LLC

K. HOVNANIAN AT BEACON PARK AREA 137, LLC

K. HOVNANIAN AT BELLA LAGO, LLC

K. HOVNANIAN AT BLACKSTONE, LLC

K. HOVNANIAN AT CAPISTRANO, L.L.C.

K. HOVNANIAN AT CARLSBAD, LLC

K. HOVNANIAN AT CEDAR LANE, LLC

K. HOVNANIAN AT CHARTER WAY, LLC

K. HOVNANIAN AT CIELO, L.L.C.

K. HOVNANIAN AT COASTLINE, L.L.C.

K. HOVNANIAN AT CORTEZ HILL, LLC

K. HOVNANIAN AT CRESTVIEW, LLC

K. HOVNANIAN AT EL DORADO RANCH II, L.L.C.

K. HOVNANIAN AT EL DORADO RANCH, L.L.C.

K. HOVNANIAN AT FIDDYMENT RANCH, LLC

K. HOVNANIAN AT FRESNO, LLC

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.

K. HOVNANIAN AT GILROY 60, LLC

K. HOVNANIAN AT GILROY, LLC

K. HOVNANIAN AT JAEGER RANCH, LLC

K. HOVNANIAN AT LA LAGUNA, L.L.C.

K. HOVNANIAN AT LAKE RANCHO VIEJO, LLC

K. HOVNANIAN AT LUNA VISTA, LLC

K. HOVNANIAN AT MALAN PARK, L.L.C.

K. HOVNANIAN AT MANTECA, LLC

K. HOVNANIAN AT MELANIE MEADOWS, LLC

K. HOVNANIAN AT MUIRFIELD, LLC

K. HOVNANIAN AT PARKSIDE, LLC

K. HOVNANIAN AT PAVILION PARK, LLC

K. HOVNANIAN AT PIAZZA D'ORO, L.L.C.

K. HOVNANIAN AT PIAZZA SERENA, L.L.C

K. HOVNANIAN AT POSITANO, LLC

K. HOVNANIAN AT PRADO, L.L.C.

K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.

K. HOVNANIAN AT SAGE, L.L.C.

K. HOVNANIAN AT SANTA NELLA, LLC

K. HOVNANIAN AT SHELDON GROVE, LLC

K. HOVNANIAN AT SIERRA VISTA, LLC

K. HOVNANIAN AT SKYE ISLE, LLC

K. HOVNANIAN AT STANTON, LLC

K. HOVNANIAN AT SUMMERLY, LLC

K. HOVNANIAN AT SUNRIDGE PARK, LLC

K. HOVNANIAN AT THOMPSON RANCH, LLC

K. HOVNANIAN AT TRAIL RIDGE, LLC

K. HOVNANIAN AT VALLE DEL SOL, LLC

K. HOVNANIAN AT VERONA ESTATES, LLC

K. HOVNANIAN AT VICTORVILLE, L.L.C.

K. HOVNANIAN AT VILLAGE CENTER, LLC

K. HOVNANIAN AT VINEYARD HEIGHTS, LLC

K. HOVNANIAN AT VISTA DEL SOL, L.L.C.

K. HOVNANIAN AT WATERSTONE, LLC

K. HOVNANIAN AT WEST VIEW ESTATES, L.L.C.

K. HOVNANIAN AT WESTSHORE, LLC

K. HOVNANIAN AT WHEELER RANCH, LLC

K. HOVNANIAN AT WOODCREEK WEST, LLC

K. HOVNANIAN COMMUNITIES, INC.

K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.

K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.

K. HOVNANIAN COMPANIES, LLC

K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.

K. HOVNANIAN HOMES NORTHERN CALIFORNIA, INC.

K. HOVNANIAN MEADOW VIEW AT MOUNTAIN HOUSE, LLC

K. HOVNANIAN'S ASPIRE AT UNION VILLAGE, LLC

K. HOVNANIAN'S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT BEAUMONT, LLC

K. HOVNANIAN'S FOUR SEASONS AT HEMET, LLC

K. HOVNANIAN'S FOUR SEASONS AT LOS BANOS, LLC

K. HOVNANIAN'S FOUR SEASONS AT MORENO VALLEY, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT PALM SPRINGS, LLC

K. HOVNANIAN'S PARKSIDE AT TOWNGATE, L.L.C.

K. HOVNANIAN'S VERANDA AT RIVERPARK II, LLC

K. HOVNANIAN'S VERANDA AT RIVERPARK, LLC

SEABROOK ACCUMULATION CORPORATION

STONEBROOK HOMES, INC.

K. HOVNANIAN DEVELOPMENTS OF D.C., INC.

K. HOVNANIAN HOMES OF D.C., L.L.C.

K. HOVNANIAN AT ASHBY PLACE, LLC

K. HOVNANIAN AT BRENFORD STATION, LLC

K. HOVNANIAN AT HIDDEN BROOK, LLC

K. HOVNANIAN AT MANSFIELD II, L.L.C.

K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.

K. HOVNANIAN AT NOTTINGHAM MEADOWS, LLC

K. HOVNANIAN AT OCEAN VIEW BEACH CLUB, LLC

K. HOVNANIAN AT PLANTATION LAKES, L.L.C.

K. HOVNANIAN AT RETREAT AT MILLSTONE, LLC

K. HOVNANIAN AT SEABROOK, LLC

K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.

K. HOVNANIAN HAMPTONS AT OAK CREEK II, L.L.C.

K. HOVNANIAN HOMES OF DELAWARE, L.L.C.

K. HOVNANIAN HOMES OF LONGACRE VILLAGE, L.L.C.

K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.

K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT BAYMONT FARMS L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT BELLE TERRE, LLC

K. HOVNANIAN'S FOUR SEASONS AT SILVER MAPLE FARM, L.L.C.

KHH SHELL HALL LOAN ACQUISITION, LLC

WASHINGTON HOMES, INC.

WTC VENTURES, L.L.C.

EASTERN NATIONAL TITLE AGENCY, LLC

HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.

HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.

K. HOVNANIAN AT BOCA DUNES, LLC

K. HOVNANIAN AT CORAL LAGO, LLC

K. HOVNANIAN AT HAMPTON COVE, LLC

K. HOVNANIAN AT HILLTOP RESERVE II, LLC

K. HOVNANIAN AT HILLTOP RESERVE, LLC

K. HOVNANIAN AT LAKE BURDEN, LLC

K. HOVNANIAN AT LAKE FLORENCE, LLC

K. HOVNANIAN AT LAKE LECLARE, LLC

K. HOVNANIAN AT PICKETT RESERVE, LLC

K. HOVNANIAN AT REDTAIL, LLC

K. HOVNANIAN AT SPRING ISLE, LLC

K. HOVNANIAN AT SUMMERLAKE, LLC

K. HOVNANIAN AT TERRA BELLA TWO, LLC

K. HOVNANIAN AT WALKERS GROVE, LLC

K. HOVNANIAN BELMONT RESERVE, LLC

K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.

K. HOVNANIAN CYPRESS KEY, LLC

K. HOVNANIAN ESTATES AT WEKIVA, LLC

K. HOVNANIAN FIRST HOMES, L.L.C.

K. HOVNANIAN FLORIDA OLD GC, LLC

K. HOVNANIAN FLORIDA REALTY, L.L.C.

K. HOVNANIAN GRAND CYPRESS, LLC

K. HOVNANIAN GRANDEFIELD, LLC

K. HOVNANIAN LAKE GRIFFIN RESERVE, LLC

K. HOVNANIAN MAGNOLIA AT WESTSIDE, LLC

K. HOVNANIAN OSPREY RANCH, LLC

K. HOVNANIAN PRESERVE AT TURTLE CREEK LLC

K. HOVNANIAN REYNOLDS RANCH, LLC

K. HOVNANIAN RIVERSIDE, LLC

K. HOVNANIAN SOLA VISTA, LLC

K. HOVNANIAN SOUTH FORK, LLC

K. HOVNANIAN STERLING RANCH, LLC

K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.

K. HOVNANIAN UNION PARK, LLC

K. HOVNANIAN WINDING BAY PRESERVE, LLC

K. HOVNANIAN WINDWARD HOMES, LLC

KHOV WINDING BAY II, LLC

K. HOVNANIAN AT THE COMMONS AT RICHMOND HILL, LLC

K. HOVNANIAN AT WESTBROOK, LLC

K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.

K. HOVNANIAN HOMES AT CREEKSIDE, LLC

K. HOVNANIAN HOMES OF GEORGIA, L.L.C.

ARBOR TRAILS, LLC

EASTERN TITLE AGENCY OF ILLINOIS, LLC

GLENRISE GROVE, L.L.C.

K. HOVNANIAN AT ASHLEY POINTE LLC

K. HOVNANIAN AT CHRISTINA COURT, LLC

K. HOVNANIAN AT CHURCHILL FARMS LLC

K. HOVNANIAN AT ESTATES OF FOX CHASE, LLC

K. HOVNANIAN AT FAIRFIELD RIDGE, LLC

K. HOVNANIAN AT HANOVER ESTATES, LLC

K. HOVNANIAN AT ISLAND LAKE, LLC

K. HOVNANIAN AT LINK FARM, LLC

K. HOVNANIAN AT MEADOWRIDGE VILLAS, LLC

K. HOVNANIAN AT NORTHRIDGE ESTATES, LLC

K. HOVNANIAN AT PRAIRIE POINTE, LLC

K. HOVNANIAN AT SAGEBROOK, LLC

K. HOVNANIAN AT SOMERSET, LLC

K. HOVNANIAN AT TRAFFORD PLACE, LLC

K. HOVNANIAN AT TRAMORE LLC

K. HOVNANIAN DEVELOPMENTS OF ILLINOIS, INC.

K. HOVNANIAN ESTATES AT REGENCY, L.L.C.

K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT BRIARGATE, LLC

K. HOVNANIAN AT NORTON LAKE LLC

FOUNDERS TITLE AGENCY OF MARYLAND, L.L.C.

HOMEBUYERS FINANCIAL SERVICES, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP, L.L.C.

K HOVNANIAN HOMES AT MAXWELL PLACE, L.L.C.

K. HOVNANIAN AT CATON'S RESERVE, LLC

K. HOVNANIAN AT EDEN TERRACE, L.L.C.

K. HOVNANIAN AT RODERUCK, L.L.C.

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.

K. HOVNANIAN HOMES AT CAMP SPRINGS, L.L.C.

K. HOVNANIAN HOMES AT GREENWAY FARM PARK TOWNS, L.L.C.

K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.

K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.

K. HOVNANIAN HOMES AT RUSSETT, L.L.C.

K. HOVNANIAN HOMES AT THE HIGHLANDS, LLC

K. HOVNANIAN HOMES OF MARYLAND, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT KENT ISLAND, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.

PINE AYR, LLC

RIDGEMORE UTILITY L.L.C.

K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.

K. HOVNANIAN HOMES OF MINNESOTA AT ARBOR CREEK, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT AUTUMN MEADOWS, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT BRYNWOOD, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT CEDAR HOLLOW, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT FOUNDER'S RIDGE, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT HARPERS STREET WOODS, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT OAKS OF OXBOW, LLC

K. HOVNANIAN HOMES OF MINNESOTA AT REGENT'S POINT, LLC

K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.

K. HOVNANIAN LIBERTY ON BLUFF CREEK, LLC

K. HOVNANIAN TIMBRES AT ELM CREEK, LLC

K. HOVNANIAN'S FOUR SEASONS AT RUSH CREEK II, LLC

K. HOVNANIAN'S FOUR SEASONS AT RUSH CREEK, L.L.C.

K. HOVNANIAN AT BURCH KOVE, LLC

K. HOVNANIAN AT INDIAN WELLS, LLC

K. HOVNANIAN AT LILY ORCHARD, LLC

K. HOVNANIAN AT MAIN STREET SQUARE, LLC

K. HOVNANIAN AT OAK POINTE, LLC

K. HOVNANIAN AT THE PROMENADE AT BEAVER CREEK, LLC

K. HOVNANIAN AT WHEELER WOODS, LLC

K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.

K. HOVNANIAN HOMES AT BROOK MANOR, LLC

K. HOVNANIAN HOMES AT REEDY CREEK, LLC

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

K. HOVNANIAN SHERWOOD AT REGENCY, LLC

BUILDER SERVICES NJ, L.L.C.

EASTERN TITLE AGENCY, INC.

F&W MECHANICAL SERVICES, L.L.C.

HILLTOP AT CEDAR GROVE URBAN RENEWAL, LLC

K. HOVNANIAN ACQUISITIONS, INC.

K. HOVNANIAN AT ASBURY PARK URBAN RENEWAL, LLC

K. HOVNANIAN AT BARNEGAT II, L.L.C.

K. HOVNANIAN AT BRANCHBURG II, LLC

K. HOVNANIAN AT BRANCHBURG, L.L.C.

K. HOVNANIAN AT BRANCHBURG-VOLLERS, LLC

K. HOVNANIAN AT BRIDGEWATER I, L.L.C.

K. HOVNANIAN AT CEDAR GROVE III, L.L.C.

K. HOVNANIAN AT CHESTERFIELD, L.L.C.

K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.

K. HOVNANIAN AT DUNELLEN URBAN RENEWAL, LLC

K. HOVNANIAN AT EAST BRUNSWICK III, LLC

K. HOVNANIAN AT EAST BRUNSWICK, LLC

K. HOVNANIAN AT EAST WINDSOR, LLC

K. HOVNANIAN AT EDGEWATER II, L.L.C.

K. HOVNANIAN AT EDGEWATER, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT FIFTH AVENUE, L.L.C.

K. HOVNANIAN AT FLORENCE I, L.L.C.

K. HOVNANIAN AT FLORENCE II, L.L.C.

K. HOVNANIAN AT FOREST MEADOWS, L.L.C.

K. HOVNANIAN AT FRANKLIN II, L.L.C.

K. HOVNANIAN AT FRANKLIN, L.L.C.

K. HOVNANIAN AT FREEHOLD TOWNSHIP III, LLC

K. HOVNANIAN AT GREAT NOTCH, L.L.C.

K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.

K. HOVNANIAN AT HILLSBOROUGH, LLC

K. HOVNANIAN AT HOWELL FORT PLAINS, LLC

K. HOVNANIAN AT HOWELL II, LLC

K. HOVNANIAN AT HOWELL, LLC

K. HOVNANIAN AT HUDSON POINTE, L.L.C.

K. HOVNANIAN AT JACKSON I, L.L.C.

K. HOVNANIAN AT JACKSON, L.L.C.

K. HOVNANIAN AT JERSEY CITY IV, L.L.C.

K. HOVNANIAN AT KEYPORT, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C

K. HOVNANIAN AT MANALAPAN CROSSING, LLC

K. HOVNANIAN AT MANALAPAN II, L.L.C.

K. HOVNANIAN AT MANALAPAN III, L.L.C.

K. HOVNANIAN AT MANALAPAN V, LLC

K. HOVNANIAN AT MANALAPAN VI, LLC

K. HOVNANIAN AT MAPLE AVENUE, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.

K. HOVNANIAN AT MARLBORO VI, L.L.C.

K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.

K. HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT MIDDLETOWN III, LLC

K. HOVNANIAN AT MILLVILLE I, L.L.C.

K. HOVNANIAN AT MILLVILLE II, L.L.C.

K. HOVNANIAN AT MONROE IV, L.L.C.

K. HOVNANIAN AT MONROE NJ II, LLC

K. HOVNANIAN AT MONROE NJ III, LLC

K. HOVNANIAN AT MONROE NJ, L.L.C.

K. HOVNANIAN AT MONTGOMERY, LLC

K. HOVNANIAN AT MONTVALE II, LLC

K. HOVNANIAN AT MONTVALE, L.L.C.

K. HOVNANIAN AT MORRIS TWP, LLC

K. HOVNANIAN AT NORTH BERGEN. L.L.C.

K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL III, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL IV, L.L.C.

K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.

K. HOVNANIAN AT NORTHFIELD, L.L.C.

K. HOVNANIAN AT OAKLAND, LLC

K. HOVNANIAN AT OCEANPORT, L.L.C.

K. HOVNANIAN AT OLD BRIDGE II, LLC

K. HOVNANIAN AT OLD BRIDGE, L.L.C.

K. HOVNANIAN AT PARSIPPANY, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.

K. HOVNANIAN AT RIDGEMONT, L.L.C.

K. HOVNANIAN AT ROCK LEDGE, LLC

K. HOVNANIAN AT SHREWSBURY, LLC

K. HOVNANIAN AT SMITHVILLE, INC.

K. HOVNANIAN AT SOUTH BRUNSWICK II, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK III, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK IV, LLC

K. HOVNANIAN AT STATION SQUARE, L.L.C.

K. HOVNANIAN AT THE MONARCH, L.L.C.

K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT VILLAGES AT COUNTRY VIEW, LLC

K. HOVNANIAN AT WALL DONATO, LLC

K. HOVNANIAN AT WALL QUAIL RIDGE, LLC

K. HOVNANIAN AT WARREN TOWNSHIP II, LLC

K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.

K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.

K. HOVNANIAN AT WOOLWICH I, L.L.C.

K. HOVNANIAN CONSTRUCTION II, INC

K. HOVNANIAN CONSTRUCTION III, INC

K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.

K. HOVNANIAN HOLDINGS NJ, L.L.C.

K. HOVNANIAN MANALAPAN ACQUISITION, LLC

K. HOVNANIAN NORTHEAST SERVICES, L.L.C.

K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.

K. HOVNANIAN PROPERTIES OF RED BANK, LLC

K. HOVNANIAN SOUTHERN NEW JERSEY, L.L.C.

K. HOVNANIAN VENTURE I, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT BELLA VISTA, LLC

K. HOVNANIAN'S FOUR SEASONS AT COLTS FARM, LLC

LANDARAMA, INC.

M & M AT MONROE WOODS, L.L.C.

M&M AT CHESTERFIELD, L.L.C.

M&M AT CRESCENT COURT, L.L.C.

M&M AT WEST ORANGE, L.L.C.

MATZEL & MUMFORD AT EGG HARBOR, L.L.C.

MCNJ, INC.

MM-BEACHFRONT NORTH I, LLC

ROUTE 1 AND ROUTE 522, L.L.C.

TERRAPIN REALTY, L.L.C.

THE MATZEL & MUMFORD ORGANIZATION, INC

K. HOVNANIAN AT WALDWICK, LLC

K. HOVNANIAN CLASSICS, L.L.C.

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.

K. HOVNANIAN ABERDEEN, LLC

K. HOVNANIAN ASBURY POINTE, LLC

K. HOVNANIAN BELDEN POINTE, LLC

K. HOVNANIAN CORNERSTONE FARMS, LLC

K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.

K. HOVNANIAN EDGEBROOK, LLC

K. HOVNANIAN FALLS POINTE, LLC

K. HOVNANIAN FOREST VALLEY, LLC

K. HOVNANIAN FOUR SEASONS AT CHESTNUT RIDGE, LLC

K. HOVNANIAN HIDDEN HOLLOW, LLC

K. HOVNANIAN HIGHLAND RIDGE, LLC

K. HOVNANIAN INDIAN TRAILS, LLC

K. HOVNANIAN LADUE RESERVE, LLC

K. HOVNANIAN LAKES OF GREEN, LLC

K. HOVNANIAN LANDINGS 40S, LLC

K. HOVNANIAN MONARCH GROVE, LLC

K. HOVNANIAN NORTHPOINTE 40S, LLC

K. HOVNANIAN NORTON PLACE, LLC

K. HOVNANIAN OF OHIO, LLC

K. HOVNANIAN OHIO REALTY, L.L.C.

K. HOVNANIAN RIVENDALE, LLC

K. HOVNANIAN SCHADY RESERVE, LLC

K. HOVNANIAN SUMMIT HOMES, L.L.C.

K. HOVNANIAN VILLAGE GLEN, LLC

K. HOVNANIAN WATERBURY, LLC

K. HOVNANIAN WHITE ROAD, LLC

K. HOVNANIAN WOODLAND POINTE, LLC

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

NEW HOME REALTY, LLC

K. HOVNANIAN CONTRACTORS OF OHIO, LLC

K. HOVNANIAN WOODRIDGE PLACE, LLC

BUILDER SERVICES PA, L.L.C.

GOVERNOR'S ABSTRACT CO., INC.

K. HOVNANIAN AT ALLENTOWN, L.L.C.

K. HOVNANIAN AT CAMP HILL, L.L.C.

K. HOVNANIAN AT DOYLESTOWN, LLC

K. HOVNANIAN AT HERSHEY'S MILL, INC.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MORELAND II, L.L.C.

K. HOVNANIAN AT MIDDLETOWN, LLC

K. HOVNANIAN AT NORTHAMPTON, L.L.C.

K. HOVNANIAN AT RAPHO, L.L.C

K. HOVNANIAN AT SAWMILL, INC.

K. HOVNANIAN AT SILVER SPRING, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.

K. HOVNANIAN AT WHITEMARSH, LLC

K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.

K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN PA REAL ESTATE, INC.

K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF PENNSYLVANIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN AT UPPER PROVIDENCE, LLC

K. HOVNANIAN AT COOSAW POINT, LLC

K. HOVNANIAN AT FOX PATH AT HAMPTON LAKE, LLC

K. HOVNANIAN AT HAMPTON LAKE, LLC

K. HOVNANIAN AT LIBERTY HILL FARM, LLC

K. HOVNANIAN AT MAGNOLIA PLACE, LLC

K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.

K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.

K. HOVNANIAN HOMES AT SALT CREEK LANDING, LLC

K. HOVNANIAN HOMES AT SHELL HALL, LLC

K. HOVNANIAN HOMES AT ST. JAMES PLACE, LLC

K. HOVNANIAN HOMES AT THE ABBY, LLC

K. HOVNANIAN HOMES AT THE PADDOCKS, LLC

K. HOVNANIAN HOMES OF SOUTH CAROLINA, LLC

SHELL HALL CLUB AMENITY ACQUISITION, LLC

SHELL HALL LAND ACQUISITION, LLC

K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.

K. HOVNANIAN DFW AUBURN FARMS, LLC

K. HOVNANIAN DFW BELMONT, LLC

K. HOVNANIAN DFW BLUFF CREEK, LLC

K. HOVNANIAN DFW CREEKSIDE ESTATES II, LLC

K. HOVNANIAN DFW ENCORE OF LAS COLINAS II, LLC

K. HOVNANIAN DFW ENCORE OF LAS COLINAS, LLC

K. HOVNANIAN DFW HARMON FARMS, LLC

K. HOVNANIAN DFW HERITAGE CROSSING, LLC

K. HOVNANIAN DFW HOMESTEAD, LLC

K. HOVNANIAN DFW INSPIRATION, LLC

K. HOVNANIAN DFW LEXINGTON, LLC

K. HOVNANIAN DFW LIBERTY CROSSING II, LLC

K. HOVNANIAN DFW LIBERTY CROSSING, LLC

K. HOVNANIAN DFW LIBERTY, LLC

K. HOVNANIAN DFW LIGHT FARMS II, LLC

K. HOVNANIAN DFW LIGHT FARMS, LLC

K. HOVNANIAN DFW MIDTOWN PARK, LLC

K. HOVNANIAN DFW PALISADES, LLC

K. HOVNANIAN DFW PARKSIDE, LLC

K. HOVNANIAN DFW RIDGEVIEW, LLC

K. HOVNANIAN DFW SANFORD PARK, LLC

K. HOVNANIAN DFW SEVENTEEN LAKES, LLC

K. HOVNANIAN DFW THE PARKS AT ROSEHILL, LLC

K. HOVNANIAN DFW TRAILWOOD II, LLC

K. HOVNANIAN DFW TRAILWOOD, LLC

K. HOVNANIAN DFW VILLAS AT MUSTANG PARK, LLC

K. HOVNANIAN DFW VILLAS AT THE STATION, LLC

K. HOVNANIAN DFW WELLINGTON, LLC

K. HOVNANIAN DFW WELLINGTON VILLAS, LLC

K. HOVNANIAN DFW WILDRIDGE, LLC

K. HOVNANIAN HOMES - DFW, L.L.C.

K. HOVNANIAN HOUSTON BAYOU OAKS AT WEST OREM, LLC

K. HOVNANIAN HOUSTON CAMBRIDGE HEIGHTS, LLC

K. HOVNANIAN HOUSTON CITY HEIGHTS, LLC

K. HOVNANIAN HOUSTON CREEK BEND, LLC

K. HOVNANIAN HOUSTON DRY CREEK VILLAGE, LLC

K. HOVNANIAN HOUSTON KATY POINTE, LLC

K. HOVNANIAN HOUSTON PROPERTY I, LLC

K. HOVNANIAN HOUSTON PROPERTY II, LLC

K. HOVNANIAN HOUSTON RIVER FARMS, LLC

K. HOVNANIAN HOUSTON SUNSET RANCH, LLC

K. HOVNANIAN HOUSTON TERRA DEL SOL, LLC

K. HOVNANIAN HOUSTON THUNDER BAY SUBDIVISION, LLC

K. HOVNANIAN HOUSTON TRANQUILITY LAKE ESTATES, LLC

K. HOVNANIAN HOUSTON WOODSHORE, LLC

K. HOVNANIAN OF HOUSTON II, L.L.C.

PARK TITLE COMPANY, LLC

K. HOVNANIAN DFW CREEKSIDE ESTATES, LLC

FOUNDERS TITLE AGENCY, INC.

K. HOCNANIAN AT ALEXANDER LAKES, LLC

K. HOVNANIAN AT EMBREY MILL VILLAGE, LLC

K. HOVNANIAN AT ESTATES AT WHEATLANDS, LLC

K. HOVNANIAN AT HOLLY RIDGE, LLC

K. HOVNANIAN AT JACKS RUN, LLC

K. HOVNANIAN AT LAKE RIDGE ESTATES, LLC

K. HOVNANIAN AT LEE SQUARE, L.L.C.

K. HOVNANIAN AT LENAH WOODS, LLC

K. HOVNANIAN AT RESERVES AT WHEATLANDS, LLC

K. HOVNANIAN AT RESIDENCE AT DISCOVERY SQUARE, LLC

K. HOVNANIAN AT ROCKLAND VILLAGE GREEN, LLC

K. HOVNANIAN AT SEASONS LANDING, LLC

K. HOVNANIAN AT SIGNAL HILL, LLC

K. HOVNANIAN AT TOWNES AT COUNTY CENTER, LLC

K. HOVNANIAN DEVELOPMENTS OF VIRGINIA, INC.

K. HOVNANIAN HOMES AT BURKE JUNCTION, LLC

K. HOVNANIAN HOMES AT LEIGH MILL, LLC

K. HOVNANIAN HOMES AT PENDER OAKS, LLC

K. HOVNANIAN HOMES AT THOMPSON'S GRANT, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GRANT II, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GRANT, LLC

K. HOVNANIAN HOMES AT WILLOWSFORD GREENS, LLC

K. HOVNANIAN HOMES OF VIRGINIA, INC.

K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT NEW KENT VINEYARDS, L.L.C.

K. HOVNANIAN'S FOUR SEASONS AT VIRGINIA CROSSING, LLC

K. HOVNANIAN AT HUNTFIELD, LLC

K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.

K. HOVNANIAN HOMES AT SHENANDOAH SPRINGS, LLC

K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.

HOVNANIAN ENTERPRISES, INC.

By:
Name:
Title: Authorized Officer

This Guarantee relates to K. Hovnanian Enterprises, Inc.’s 10.500% Senior Secured Notes due 2024– CUSIP No.: 442488 CK6